     As filed with the Securities and Exchange Commission on April 17, 1997

                                            Registration Statement No. 333-23289
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------

                         POST-EFFECTIVE AMENDMENT NO. 1

                                    FORM S-1/A
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                           REPTRON ELECTRONICS, INC.
             (Exact name of registrant as specified in its charter)
                            ------------------------

            FLORIDA                          5065                         38-2081116
(State or other jurisdiction of  (Primary Standard Industrial          (I.R.S. Employer
incorporation or organization)    Classification Code Number)       Identification Number)

                             14401 MCCORMICK DRIVE
                              TAMPA, FLORIDA 33626
                                 (813) 854-2351
         (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                  PAUL J. PLANTE, CHIEF OPERATING OFFICER AND
                            CHIEF FINANCIAL OFFICER
                           REPTRON ELECTRONICS, INC.
                             14401 MCCORMICK DRIVE
                              TAMPA, FLORIDA 33626
                                 (813) 854-2351
           (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)
                            ------------------------
                          Copies of communications to:

          MICHAEL L. JAMIESON, ESQ.                        MARY A. BERNARD, ESQ.
             HOLLAND & KNIGHT LLP                             KING & SPALDING
      400 NORTH ASHLEY DRIVE, SUITE 2300                    120 WEST 45TH STREET
             TAMPA, FLORIDA 33602                         NEW YORK, NEW YORK 10036
                (813) 227-8500                                 (212) 556-2100

                            ------------------------

     If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. [ ]

     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

     If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

     If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]
                            ------------------------

     THE REGISTRATION STATEMENT SHALL HEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933.

================================================================================

        Reptron Electronics, Inc. (the "Registrant") files this Post-Effective Amendment No. 1 to its Registration Statement, which was originally filed on March 14, 1997 and amended on April 10, 1997 (collectively, the "Registration Statement"), pursuant to Rule 477 under the Securities Act of 1933 in order to withdraw the Registration Statement. The market price of the Registrant's common stock has declined substantially from the date of the initial filing of the Registration Statement and, therefore, the Registrant has determined to delay indefinitely the public offering and de-register the 2,000,000 shares of common stock subject to the Registration Statement, of which 1,500,000 shares were to be offered by the Registrant and 500,000 shares were to be offered by a selling shareholder. The Registrant believes withdrawal of the Registration Statement is consistent with public interest and the protection of investors.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Tampa, State of Florida, on April 17, 1997.

                                          REPTRON ELECTRONICS, INC.

                                          By:      /s/ MICHAEL L. MUSTO        *
                                          --------------------------------------
                                                     Michael L. Musto
                                          President and Chief Executive Officer

     Pursuant to the requirements of the Securities Act of 1933, Post-Effective Amendment No. 1 to this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

                     SIGNATURES                                     TITLE                    DATE
                     ----------                                     -----                    ----

               /s/ MICHAEL L. MUSTO            *       President, Chief Executive       April 17, 1997
-----------------------------------------------------    Officer and Director
                  Michael L. Musto                       (Principal Executive Officer)

                /s/ PAUL J. PLANTE             *       Chief Operating Officer, Chief   April 17, 1997
-----------------------------------------------------    Financial Officer and
                   Paul J. Plante                        Director (Principal Financial
                                                         and Accounting Officer)

                /s/ LEIGH A. ADAMS             *       Secretary and Director           April 17, 1997
-----------------------------------------------------
                   Leigh A. Adams

               /s/ WILLIAM L. ELSON            *       Director                         April 17, 1997
-----------------------------------------------------
                  William L. Elson

                /s/ BARRY M. ALPERT            *       Director                         April 17, 1997
-----------------------------------------------------
                   Barry M. Alpert

  *By:           /s/ PAUL J. PLANTE
-----------------------------------------------------
                   Paul J. Plante
                  Attorney-in-Fact




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